Jefferies 2014 Global Energy Conference November 11 & 12, 2014 Exhibit 99.1

Forward Looking Statements Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements as defined by federal securities law. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment regarding the direction of our business, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this presentation. These forward-looking statements can generally be identified by the words "anticipates," "believes," "expects," "plans," "intends," "estimates," "forecasts," "budgets," "projects," "could," "should," "may" and similar expressions. These statements reflect our current views with regard to future events and are subject to various risks, uncertainties and assumptions. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the SEC and available on NuStar’s website at www.nustarenergy.com. We use financial measures in this presentation that are not calculated in accordance with generally accepted accounting principles (“non-GAAP”) and our reconciliations of non-GAAP financial measures to GAAP financial measures are located in the appendix to this presentation. These non- GAAP financial measures should not be considered an alternative to GAAP financial measures. 2

NuStar Overview

NuStar Energy L.P. (NYSE: NS) is a publicly traded partnership with a market capitalization of approximately $4.9 billion and an enterprise value of approximately $7.6 billion NuStar GP Holdings, LLC (NYSE: NSH) holds the 2% general partner interest, incentive distribution rights and 13.1% of the common units in NuStar Energy L.P. NSH has a market capitalization of around $1.7 billion 80.8% Membership Interest 84.9% L.P. Interest Public Unitholders 34.6 million NSH Units Public Unitholders 67.5 million NS Units 19.2% Membership Interest 2.0% G.P. Interest 13.1% L.P. Interest Incentive Distribution Rights William E. Greehey 8.2 million NSH Units NYSE: NSH NYSE: NS NS NSH IPO Date 4/16/2001 7/19/2006 Unit Price (11/03/14) $62.5 $38.8 Annualized Distribution/Unit $4.38 $2.18 Yield (11/03/14) 7.0% 5.6% Market Capitalization $4,868 million $1,661 million Enterprise Value $7,595 million $1,683 million Credit Ratings – Moody’s Ba1/Stable n/a S&P BB+/Stable n/a Fitch BB/Stable n/a Two Publicly Traded Companies 4

Large and Diverse Geographic Footprint with Assets in Key Locations Asset Stats: Operations in the U.S., Canada, Mexico, the Netherlands, including St. Eustatius in the Caribbean, and the United Kingdom. Own 82 terminal and storage facilities Approximately 91 million barrels of storage capacity 8,643 miles of crude oil and refined product pipelines 5

46% 50% 4% Percentage of 2014 Segment EBITDA (YTD through 9/30/14) Storage: 46% Refined Product Terminals Crude Oil Storage Pipeline: 50% Refined Product Pipelines Crude Oil Pipelines Fuels Marketing: 4% Refined Products Marketing, Bunkering and Crude & Fuel Oil Trading 6 Majority of Segment EBITDA Generated by Fee-Based Storage and Pipeline Segments Storage and Pipeline segments account for about 96% of 2014 segment EBITDA

 Closed on Asphalt JV divestiture  No more impact to earnings after 1st quarter  Signed long-term agreement to re-activate idled 200-mile 12” pipeline  Completed construction of new dock at Corpus Christi ahead of schedule  More than tripled dock capacity  Signed lease for 5 million barrels of storage to fill idle storage tankage at St. Eustatius  Re-signed lease for 3 million barrels of storage at Point Tupper  Ahead of July 2014 off-lease deadline  Completed Phase 1 of our South Texas Crude Oil Pipeline Expansion  Added 35,000 barrels per day of capacity  Signed Letter of intent with PMI, affiliate of Pemex, to jointly develop new pipeline infrastructure to transport LPGs and refined products from the U.S. into Northern Mexico  Expect to finalize agreements in early 2015  Estimated project completion in second half of 2016  Strong Third Quarter 2014 results, driven by increased Eagle Ford throughput volumes in our Pipeline and Storage Segments.  EPU: $0.64 per unit, within guidance range of $0.55 to $0.65 per unit.  DCF from continuing operations available to limited partners: $1.13 per unit1, within guidance range of $1.05 to $1.15 per unit.  Covered quarterly distribution for second consecutive quarter, full-year coverage for 2014 projected to be at or above 1.0x Achieving 2014 Goals - On Track to Cover Distribution for the Full-Year 2014 7 1 – Please see slide 26 for a reconciliation of DCF from continuing operations to its most directly comparable GAAP measure

Pipeline Segment Update

Pipeline Segment EBITDA ($ in Millions)1 Pipeline Receipts by Commodity LTM as of 9/30/14 *Other includes ammonia, jet fuel, propane, naphtha and light end refined products 2014 segment EBITDA expected to be $40 to $60 million1 higher than 2013 2015 segment EBITDA expected to be $25 to $45 million1 higher than 2014 Increased pipeline throughputs from Eagle Ford expansion projects completed during 2013 through 2015, increased loading capabilities at our Corpus Christi North Beach Terminal and higher annual FERC tariff adjustments, should contribute to higher 2014 and 2015 results 1 – Please see slide 27 for a reconciliation of EBITDA to its most directly comparable GAAP measure Growth in Eagle Ford Shale Region Leading to Growth in Pipeline Segment EBITDA 9 Crude 42% Gasoline 30% Distillate 18% Other 10% 2007 2008 2009 2010 2011 2012 2013 2014 Forecast 2015 Forecast $176 $186 $190 $199 $198 $211 $277 $317 to $337 $342 to $382

10 In December 2012, NuStar acquired 140 miles of crude oil transmission and gathering lines, as well as five storage terminals, for around $325 million Major Eagle Ford Pipeline internal growth projects completed to date include:  Reactivation of Pettus to Corpus Christi pipeline  Reversal of 8-inch Corpus-to-Three Rivers refined products pipeline  Construction of a new 12-inch crude oil pipeline for Valero  Connection of 16-inch Corpus-to-Three Rivers crude oil pipeline to 12-inch TexStar crude oil pipeline system  Oakville terminal truck offloading  Pawnee terminal and pipeline connection for ConocoPhillips  Phase 1 expansion of the Choke Canyon Pipeline, added 35,000 barrels per day of capacity and ~$20 million1 in annual EBITDA We expect these projects to earn EBITDA multiples in the range of 4x – 8x South Texas Crude Oil Pipeline Expansion ~$325M acquisition ~$245M on internal growth ~65MBPD $135M to $145M cost Annual EBITDA as high as $40M1 Startup 1Q15 Phase 2 – Choke Canyon Pipeline Cap-ex spent to date 1 – Please see slide 27 for a reconciliation of EBITDA to its most directly comparable GAAP measure Total Estimated Spending:  Pipeline Segment ~$730 million  Total (includes Storage Segment) ~$850 million

11 Throughputs in NuStar’s South Texas Crude Oil Pipeline System Continue to Increase 168 179 218 255 261 262 284 292 287 112 120 149 173 175 178 207 220 225 100 200 300 4Q 2013 Actual 1Q 2014 Actual (Corpus Dock) 2Q 2014 Actual (Phase 1) 3Q 2014 Actual 4Q 2014 Estimate 1Q 2015 Estimate (Phase 2) 2Q 2015 Estimate 3Q 2015 Estimate 4Q 2015 Estimate South Texas Crude Oil Pipeline System - Avg. Daily Throughputs (MBPD), includes Throughputs into Oakville Terminal Throughputs into Oakville Terminal - Avg. Daily Throughputs (MBPD)

Choke Canyon PL – 12” Laredo PL – 8” Dos Laredo – 8” Valley PL – 6”/8”/10” Pettus South – 10” Houston – 12” Pawnee to Oakville PL – 12” Three Rivers Supply – 12” Corpus-Odem-3R – 8” Oakville to Corpus – 16” Second Phase of Expansion – 12” 12 NuStar’s South Texas Pipeline Presence

13 NuStar’s Reactivation of an Idle 12-inch Pipeline should increase EBITDA by $23 million1 Signed long-term agreement with Occidental Petroleum (Oxy) in February 2014. Oxy will ship NGLs on our formerly idle, 200-mile 12-inch pipeline between Mont Belvieu and Corpus Christi  The line has the capacity to transport 110,000 barrels per day  Oxy will utilize the majority of the line’s capacity  NuStar is marketing the remaining pipeline capacity Began generating distributable cash flow in the second quarter of 2014 Pipeline projected to be in full service, early in the third quarter of 2015 Capital spending required to reactivate the line expected to be $150 to $170 million 1 – Please see slide 27 for a reconciliation of EBITDA to its most directly comparable GAAP measure

14 Focusing on Other Pipeline Growth Opportunities Expanding our existing South Texas Crude Oil Pipeline System Constructing or acquiring crude oil gathering assets that would supply our South Texas Crude Oil Pipeline System Evaluating crude oil and refined product pipeline opportunities in various shale plays Total Pipeline Segment internal growth spending could be in the range of $900 to $1,100 million1 1 – capital spending to take place over the next two to three years.

Storage Segment Update

Adjusted Storage Segment EBITDA ($ in Millions)1 Storage Contract Renewals (% as of 10/17/2014) Our storage segment is benefitting from the completion of our second unit train at St. James Terminal in November 2013 and the additional throughputs at our Corpus Christi North Beach Terminal We expect that weak West Coast storage demand and the narrowing of the LLS to WTI spread, which negatively impacts both profit sharing and unit train demand, will offset benefits 2015 segment EBITDA expected to be comparable to 2014 1 – Please see slide 28 for a reconciliation of adjusted EBITDA to its most directly comparable GAAP measure 16 2014 Storage Segment EBITDA Expected to be Comparable to 2013 2007 2008 2009 2010 2011 2012 2013 2014 Forecast $177 $208 $242 $256 $279 $287 $277 ~$277 < 1 Year 1 to 3 Years 3 to 5 Years > 5 Years 25% 47% 24% 4%

17 Pursuing Other Storage Terminal Opportunities Exploring rail car off-loading projects on the West Coast Considering viability of Pt. Tupper rail offloading facility for crude oil and/or LPG Evaluating additional storage expansion at St. James Terminal Assessing our St. Eustatius Terminal’s role in regional demand for additional crude oil storage and infrastructure capacity Analyzing terminal acquisitions in strategic markets Total Storage Segment internal growth spending could be in the range of $100 to $300 million1 1 – capital spending to take place over the next two to three years.

Fuels Marketing Segment Update

We Expect Reduced Working Capital Requirements and Minimized Volatility in the Fuels Marketing Segment 19 Segment is composed of:  Refined Products Marketing  Bunkering  Crude & Fuel Oil Trading A back-to-back supply agreement at our St. Eustatius terminal:  Reduced our working capital by approximately $50 million  Expected to improve results through reduced operating expenses Fuels Marketing Segment currently pays Storage Segment approximately $25 million in annual storage fees  Represents around 5% of Storage Segment revenues 2014 and 2015 EBITDA results for the segment are expected to be $20 to $30 million1 1 – Please see slide 28 for a reconciliation of EBITDA to its most directly comparable GAAP measure

Financial Overview

21 Capital Structure (as of September 30, 2014, Dollars in Millions) $1.5 billion Credit Facility $582 NuStar Logistics Notes (4.75%) 250 NuStar Logistics Notes (4.80%) 450 NuStar Logistics Notes (6.75%) 300 NuStar Logistics Notes (7.65%) 350 NuStar Logistics Sub Notes (7.625%) 403 GO Zone Bonds 365 Net unamortized discount and fair value adjustments 32 Total Long-term Debt $2,732 Total Short-term Debt 21 Total Partners’ Equity 1,769 Total Capitalization $4,522 Availability under $1.5 billion Credit Facility (as of September 30, 2014): ~$840 million  $582 million in borrowings and $78 million in Letters of Credit outstanding  Debt to EBITDA calculation per Credit Facility of 4.0x (as of September 30, 2014)  In October 2014, we amended and extended the maturity of the Credit Facility to October 2019  Pricing was reduced, which should lower interest expense by ~$2 million per year

22 Long-term Debt Maturity Profile (as of September 30, 2014, Dollars in Millions) Currently, no Significant Debt Maturities until 2018  In October, we amended and extended the maturity of the Credit Facility to October 2019 Long-term Debt structure 65% fixed rate – 35% variable rate Callable in 2018, but final maturity in 2043 $0 $250 $500 $750 $1,000 2017 2018 2020 2021 2022 2038- 2041 $582 $350 $450 $300 $250 $365 $403 Sub Notes GO Zone Financing Sr. Unsecured Notes Revolver $753

23 Internal Growth Spending: Expect $330 to $350 million range for 2014 and $400 to $420 million Range for 2015 (Dollars in Millions) Total Capital Spending, which includes Reliability Capital, is expected to be $360 to $380 million in 2014 and $435 to $465 million in 2015 $0 $100 $200 $300 $400 $500 2010 2011 2012 2013 2014 Forecast 2015 Forecast $219 $294 $374 $302 $330 to $350 $400 to $420

24 Our Unitholders Can Rely on us to Continue Focusing on… - Recognized nationally for safety and environmental record - Named #26 on Fortune’s 2014 “100 Best Companies to Work For” - Contributed ~90,000 employee volunteer hours (~52 per employee) to our communities in 2013 - High-quality, large and diverse asset footprint supporting domestic and international infrastructure - Diverse and high-quality customer base - Re-focused on growing our fee-based storage and pipeline operations - Fee-based storage and pipeline assets provide stable cash flows - Strong balance sheet with a focus on improving credit metrics and attaining investment grade credit ratings - Secure distribution And returning to a 1.0x coverage ratio for the full-year in 2014 and 2015! Core Operations Safety & Community Stability

Appendix

Reconciliation of Non-GAAP Financial Information: Financial Information The following is a reconciliation of income from continuing operations to EBITDA from continuing operations and DCF from continuing operations: Three Months Ended September 30, 2014 Income from continuing operations 59,117$ Plus interest expense, net 33,007 Plus income tax expense 4,335 Plus depreciation and amortization expense 48,599 EBITDA from continuing operations 145,058 Equity in earnings of joint ventures (2,749) Interest expense, net (33,007) Reliability capital expenditures (6,264) Income tax expense (4,335) Distributions from joint ventures 2,785 Other items 4,177 Mark-to-market impact of hedge transactions (4,981) DCF from continuing operations 100,684$ Less DCF from continuing operations available to general partner 12,766 DCF from continuing operations available to limited partners 87,918$ DCF from continuing operations per limited partner unit 1.13$ NuStar Energy L.P. utilizes financial measures, earnings before interest, taxes, depreciation and amortization (EBITDA) from continuing operations, distributable cash flow (DCF) from continuing operations and DCF from continuing operations per unit, which are not defined in U.S. generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership’s assets and the cash that the business is generating. None of EBITDA from continuing operations, DCF from continuing operations or DCF from continuing operations per unit are intended to represent cash flows from operations for the period, nor are they presented as an alternative to net income or income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. 26

Reconciliation of Non-GAAP Financial Information: Pipeline Segment 2007 2008 2009 2010 2011 2012 2013 Operating income 126,508$ 135,086$ 139,869$ 148,571$ 146,403$ 158,590$ 208,293$ Plus depreciation and amortization expense 49,946 50,749 50,528 50,617 51,165 52,878 68,871 EBITDA 176,454$ 185,835$ 190,397$ 199,188$ 197,568$ 211,468$ 277,164$ December 31, 2014 December 31, 2015 Projected operating income $ 245,000 - 260,000 $ 257,000 - 292,000 Plus projected depreciation and amortization expense 72,000 - 77,000 85,000 - 90,000 Projected EBITDA $ 317,000 - 337,000 $ 342,000 - 382,000 December 31, 2014 December 31, 2015 Projected incremental operating income $ 35,000 - 50,000 $ 15,000 - 30,000 Plus projected incremental depreciation and amortization expense 5,000 - 10,000 10,000 - 15,000 $ 40,000 - 60,000 $ 25,000 - 45,000 Projected annual operating income 19,000$ 35,000$ 15,000$ Plus projected annual depreciation and amortization expense 1,000 5,000 8,000 Projected annual EBITDA 20,000$ 40,000$ 23,000$ The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the Pipeline Segment: Projected incremental EBITDA South Texas Crude Phase One South Texas Crude Phase Two NuStar Energy L.P. utilizes financial measures, earnings before interest, taxes, depreciation and amortization (EBITDA) from continuing operations, distributable cash flow (DCF) from continuing operations and DCF from continuing operations per unit, which are not defined in U.S. generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership’s assets and the cash that the business is generating. None of EBITDA from continuing operations, DCF from continuing operations or DCF from continuing operations per unit are intended to represent cash flows from operations for the period, nor are they presented as an alternative to net income or income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. The following is a reconciliation of operating income to EBITDA for the Pipeline Segment: Year Ended December 31, The reconciliation below shows projected operating income to projected EBITDA for the Pipeline Segment: The following is a reconciliation of projected annual operating income to projected annual EBITDA for a certain projects in our Pipeline Segment: Year Ended Year Ended Houston Pipeline NGL Project 27

Reconciliation of Non-GAAP Financial Information: Storage & Fuels Marketing Segments 2007 2008 2009 2010 2011 2012 2013 Operating income (loss) 114,635$ 141,079$ 171,245$ 178,947$ 196,508$ 198,842$ (127,484)$ Plus depreciation and amortization expense 62,317 66,706 70,888 77,071 82,921 88,217 99,868 EBITDA 176,952$ 207,785$ 242,133$ 256,018$ 279,429$ 287,059$ (27,616)$ Impact from non-cash charges 304,453 Adjusted EBITDA 276,837$ Year Ended December 31, 2014 Projected operating income 177,000$ Plus projected depreciation and amortization expense 100,000 Projected EBITDA 277,000$ December 31, 2014 December 31, 2015 Projected operating income $ 20,000 - 30,000 $ 20,000 - 30,000 Plus projected depreciation and amortization expense - - $ 20,000 - 30,000 $ 20,000 - 30,000Projected EBITDA The reconciliation below shows projected operating income to projected EBITDA for the Fuels Marketing Segment: The reconciliation below shows projected operating income to projected EBITDA for the Storage Segment: Year Ended NuStar Energy L.P. utilizes financial measures, earnings before interest, taxes, depreciation and amortization (EBITDA) from continuing operations, distributable cash flow (DCF) from continuing operations and DCF from continuing operations per unit, which are not defined in U.S. generally accepted accounting principles (GAAP). Management uses these financial measures because they are widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership’s assets and the cash that the business is generating. None of EBITDA from continuing operations, DCF from continuing operations or DCF from continuing operations per unit are intended to represent cash flows from operations for the period, nor are they presented as an alternative to net income or income from continuing operations. They should not be considered in isolation or as substitutes for a measure of performance prepared in accordance with GAAP. For purposes of segment reporting, we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the segment reconciliations exclude any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure. The following is a reconciliation of operating income (loss) to EBITDA for the Storage Segment: Year Ended December 31, 28